EXHIBIT 32.1



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                      OF PIONEER NATURAL RESOURCES COMPANY
                         PURSUANT TO 18 U.S.C. ss. 1350


     I, Scott D. Sheffield, Chairman, President and Chief Executive Officer of Pioneer Natural Resources Company (the "Company"), hereby certify that the accompanying report on Form 10-Q for the quarterly period ended March 31, 2005 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

     I further certify that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.




                                            /s/ Scott D. Sheffield
                                          ------------------------------------
                                    Name:   Scott D. Sheffield, Chairman and
                                              Chief Executive Officer
                                    Date:   May 6, 2005



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